                                                                    EXHIBIT 10.9


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of November 22, 1999, between eSat, Inc., a Nevada corporation (together with any successors, the "Company"), and Vantage Capital, Inc., a Delaware Corporation ("Vantage"), Corporate Financial Enterprises, Inc., a Delaware corporation ("CFE"), American Equities, LLC, a California limited liability company ("AELLC," and, together with CFE and Vantage, the "Investor").


                               W I T N E S S E T H

     WHEREAS, pursuant to those certain Stock Purchase Agreements (the "Stock Purchase Agreements"), by and among the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase the Series A Preferred Stock or Series B Preferred Stock (collectively, the "Preferred Stock") of the Company, in each case which is convertible into shares of the Company's Common Stock, $.01 value per share (the "Common Stock"); and

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's entering into the Stock Purchase Agreements, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock;

     NOW THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Stock Purchase Agreements and this Registration Rights Agreement, the Company and the Investor agree as follows:

     1. Certain Definitions. As used in this Agreement the following terms shall have the following respective meanings:

     "Closing Date" shall mean November 22, 1999.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Company's Common Stock, $.01 par value per share.

     "Holders" shall mean the holders of Preferred Stock, or Common Stock issued upon conversion of Preferred Stock.

     "Registrable Shares" shall mean any Common Stock of the Company issued or issuable in respect of the Preferred Stock whether on conversion of the Preferred Stock or as a payment of dividends, including Common Stock issued on a stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Shares if (a) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (b) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (c) they are available for sale under Rule 144 or otherwise, without restriction as to volume or manner of sale, in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act of 1933 so that no transfer restrictions or restrictive legends will appear upon the Common Stock certificates following the consummation of such sale.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933 and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement. Said registration shall include all amendments, post-effective amendments and supplements to any such registration statement as may be necessary under the Act and the regulations of the Commission to keep such registration effective with respect to the Registrable Shares until the date the Holder or its assignee no longer owns any Preferred Stock or Common Stock issued upon conversion of such Preferred Stock.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the reasonable expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Reserved Shares" shall mean the shares of Common Stock issuable upon conversion of the Preferred Stock that have been duly and validly reserved for issuance, and upon issuance which shall be duly and validly issued, fully paid, and non-assessable.

     "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Shares.

     2. Piggyback Registration Rights. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock other than on a registration statement on Form S-8 or any successor thereof, it shall send to each of the Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Holder shall so request in writing, the Company shall include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Registrable Shares that such Holder requests to be registered. Any Registrable Shares which are included in any underwritten offering under this 2(a) shall be sold upon such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder or the Company shall sell any of its securities, provided, however, that if the managing underwriters in an underwritten offering shall determine that the inclusion of all of such Registrable Shares would materially and adversely effect the number or price of the securities to be sold or the number of shares that the Company desires to sell, then the Company shall have the right to reduce, or, if deemed necessary by the managing underwriter(s) in writing, eliminate entirely, on a pro rata basis, the number of Registrable Shares included in such registration. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Notwithstanding the provisions of this Section 2, the Company shall have the right, at any time after it shall have given written notice pursuant to this Section 2 (irrespective of whether a written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof.

     3. Obligation of the Company. In connection with the registration of the Registrable Shares, the Company shall do each of the following:

     (a) File with the SEC a Registration Statement with respect to not less than the number of Registrable Shares provided in Section 2, above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Shares to become effective five business days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective and keep the Registration Statement effective at all times until the earliest of (i) November 12, 2004 or (ii) the date the Holder or its assignee no longer owns any of the Registrable Shares (items (i) and (ii) cumulatively being referred to as the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Act with respect to the disposition of all Registrable Shares of the Company covered by the Registration Statement until such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (c) Furnish to each Holder whose Registrable Shares are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus and all amendments and supplements thereto and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder;

     (d) Use reasonable efforts to (i) register and qualify the Registrable Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder(s) who hold a majority in interest of the Registrable Shares being offered reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Shares for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its articles of incorporation or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

     (e) As promptly as practicable after becoming aware of such event, notify each Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and uses its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

     (f) As promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Shares being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

     (g) Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Shares covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Shares is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Shares covered by the Registration Statement on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Shares on the NASDAQ National Market System; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or
(ii), the Company is unsuccessful in doing so, to secure NASD authorization and quotation for such Registrable Shares on either the SmallCap Market or the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Shares;

     (h) Provide a transfer agent for the Registrable Shares not later than the effective date of the Registration Statement;

     (i) Cooperate with the Holders who hold Registrable Shares being offered to facilitate the timely preparation and delivery of certificates for the Registrable Shares to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Shares to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request; and, within five (5) business days after a Registration Statement which includes Registrable Shares is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Shares (with copies to the Holders whose Registrable Shares are included in such Registration Statement) an appropriate instruction and opinion of such counsel, if required; and

     (j) Take all other reasonable actions necessary to expedite and facilitate the transfer upon conversion by the Investor of the Registrable Shares pursuant to the Registration Statement.

The Company shall use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file amendments, post-effective amendments, and supplements, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and the Regulations of the Commission) as may be so requested and as would permit or facilitate the sale and distribution of all or such Registrable Shares as are specified in such request.

     4. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration or qualification of the Registrable Shares pursuant to this Agreement. All Selling Expenses shall be born by the Holder.

     5. Registration Procedures. The Company shall advise the Holders of the initiation of a registration under the Agreement and as to the completion thereof. At its expense the Company will prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act and the Regulations of the Commission with respect to the disposition of securities covered by such registration statement.

     6. Indemnification.

          (a) The Company will indemnify and hold harmless the Investor, each of its stockholders, executives, employees, representatives, affiliates, officers, directors and partners, and each person controlling the Investor, and all Holders, with respect to which registration has been effected pursuant to this Agreement against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and will reimburse the Investor, each of its stockholders, executives, employees, representatives, affiliates, officers, directors and partners, and each person controlling the Investor for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained in this Section 6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such Settlement is effected without the consent of the Company, and provided further that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Investor and stated to be specifically for use in the registration statement filed pursuant to this Agreement. The foregoing indemnity agreement is further subject to the condition that insofar as it relates to any untrue prospectus, such indemnity agreement shall not inure to the benefit of the foregoing indemnified parties if copies of a final prospectus correcting the misstatement, or alleged misstatement, omission or alleged omission upon which such loss, liability, claim or damage is based is timely delivered to such indemnified party and a copy thereof was not furnished to the person asserting the loss, liability, claim or damage.

          (b) The Investor and all Holders will indemnify the Company, each of its stockholders, executives, employers, representatives, affiliates, directors, officers and each person who controls the Company within the meaning of the Act and the rules and regulations thereunder against all claims, losses, damages and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to any such registration or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation of the Act or any rule of regulation thereunder applicable to the Company and will reimburse the Company, and its stockholders, executives, employers, representatives, affiliates, directors, officers, partners, persons, underwriters or control persons for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission or alleged omission) relating to such Holder is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Investor or a Holder and stated to be specifically for use therein; provided, however, that the obligations of the Investor and/or a Holder shall be limited to an amount equal to the proceeds to such Investor or Holder.

          (c) Each party entitled to indemnification under this Section 6 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense at such indemnified party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless, and only to the extent that such failure adversely affects the rights or obligations of the Indemnifying party. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     7. Information by Holder of Registrable Shares. The Holder shall at all times cooperate with the Company including furnishing to the Company such information regarding the Holder and the distribution proposed by such Holder of Registrable Shares as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement. If there is a delay in the filing or effectiveness of the Registration Statement as a result of the Holder's failure to cooperate with the Company, the damages set forth in Section 2(c) shall not apply for the period of delay caused by such failure to cooperate. The Company however, shall give Holder at least three (3) business days notice of its request for cooperation.

     8. Transfers or Assignments of Registration Rights. The Investor's rights under this Agreement to cause the Company to register the Registrable Shares may be transferred or assigned by the Investor to a purchaser of the Preferred Stock, or any portion of the Preferred Stock, and such assignment shall only be effective upon delivery of written notice of such assignment to the Company. Upon such assignment the assignee shall have all the rights and obligations of the Investor hereunder.

     9. Miscellaneous.

     9.1 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflict of laws principles.

     9.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     9.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     9.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall either be sent via facsimile transmission, be mailed by first-class mail, postage prepaid, or be delivered by hand or by messenger or courier delivery service, addressed (a) if to the Investor, at the address listed in the Stock Purchase Agreements or at such other address as the Investor shall have furnished to the Company in writing, or
(b) if to the Company, at its executive offices, or at such other address as the Company shall have furnished to the Investor in writing.

     9.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiesce therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     9.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. An executed facsimile counterpart of this Agreement shall be effective as an original.

     9.7 Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.8 Amendments. This provision of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the owners of a majority of the Registrable Shares as of the date of such amendment or waiver.

         IN WITNESS WHEREOF, the Company and the Investors have caused this Agreement to be executed by each of their duly authorized representatives.

THE COMPANY:                            INVESTORS:

eSat, Inc.                              AMERICAN EQUITIES, LLC

By:                                     By:
   ----------------------------------      ----------------------------------
   Chester Noblett                         Reid Breitman
                                           President



                                        CORPORATE FINANCIAL ENTERPRISES, INC.


                                        By:
                                           -------------------------------------
                                           Name: Regis Possino
                                           Title: President



                                        VANTAGE CAPITAL, INC.

                                        By:
                                           -------------------------------------
                                           Name: Michael Palmer
                                           Title: President